UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 2, 2018

MuleSoft, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38031	20-5158650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 Geary Street, Suite 400

San Francisco, California 94108

(Address of principal executive offices, including zip code)

(415) 229-2009

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) of Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                                                                                                                                                    Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.01	Completion of Acquisition or Disposition of Assets.

On May 2, 2018, salesforce.com, inc., a Delaware corporation (“Salesforce”), completed the previously announced acquisition of MuleSoft, Inc., a Delaware corporation (“MuleSoft”), pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 20, 2018, by and among Salesforce, MuleSoft and Malbec Acquisition Corp., a Delaware corporation and a wholly owned subsidiary of Salesforce (the “Purchaser”).

As previously disclosed, pursuant to the Merger Agreement, on April 2, 2018, the Purchaser commenced an exchange offer (the “Offer”) to purchase all of the issued and outstanding shares of Class A common stock, par value $0.000025 per share, of MuleSoft (“MuleSoft Class A Common Stock,” and such shares, “MuleSoft Class A Shares”), and Class B common stock, par value $0.000025 per share, of MuleSoft (“MuleSoft Class B Common Stock,” and such shares, “MuleSoft Class B Shares,” and MuleSoft Class B Common Stock together with MuleSoft Class A Common Stock, “MuleSoft Common Stock,” and such shares “MuleSoft Shares”), with each MuleSoft Share accepted by the Purchaser in the Offer to be exchanged for $36.00 in cash and 0.0711 of a share of common stock, par value $0.001 per share, of Salesforce (“Salesforce Common Stock”) plus cash in lieu of any fractional shares of Salesforce Common Stock, in each case, without interest, and subject to any applicable withholding taxes (together, the “Transaction Consideration”).

The Offer expired at 11:59 p.m., New York City time, on May 1, 2018 (the “Expiration Time”). The depositary and exchange agent for the Offer has advised Salesforce that, as of the Expiration Time, a total of 74,639,665 MuleSoft Class A Shares and 37,210,949 MuleSoft Class B Shares had been validly tendered and not validly withdrawn pursuant to the Offer, which MuleSoft Shares represented approximately 83% of the aggregate voting power of MuleSoft Shares outstanding immediately after the consummation of the Offer. The Purchaser accepted for exchange all MuleSoft Shares validly tendered and not validly withdrawn pursuant to the Offer.

On May 2, 2018, pursuant to the terms of the Merger Agreement and in accordance with Section 251(h) of the General Corporation Law of the State of Delaware, the Purchaser merged with and into MuleSoft (the “Merger”), with MuleSoft continuing as the surviving corporation and a wholly owned subsidiary of Salesforce. In the Merger, each MuleSoft Share that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) (other than any shares that were excluded pursuant to the terms of the Merger Agreement) at the Effective Time was converted into the right to receive the Transaction Consideration.

The foregoing descriptions of the Offer, the Merger and the Merger Agreement in this Item 2.01 do not purport to be complete and are qualified in their entirety by reference to the full text of the Merger Agreement, a copy of which was filed as Exhibit 2.1 to MuleSoft’s Current Report on Form 8-K, filed with the Securities and Exchange Commission (the “SEC”) on March 21, 2018, and is incorporated herein by reference.

The information set forth in Items 3.03, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continuing Listing Rule or Standard; Transfer of Listing.

Before market open on May 2, 2018, in connection with the consummation of the Offer and the Merger, MuleSoft (i) notified the New York Stock Exchange (“NYSE”) of the consummation of the Merger and (ii) requested that NYSE file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister MuleSoft Class A Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). MuleSoft Class A Shares ceased trading on NYSE following the close of trading on May 1, 2018. MuleSoft also intends to file with the SEC a Form 15 requesting that MuleSoft’s reporting obligations under Section 13 and 15(d) of the Exchange Act be suspended. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 3.03.	Material Modification to Rights of Security Holders.

As a result of the Merger, each MuleSoft Share that was issued and outstanding immediately prior to the Effective Time (other than any shares that were excluded pursuant to the terms of the Merger Agreement and other than MuleSoft Shares tendered into the Offer and accepted by Purchaser) at the Effective Time was converted into the right to receive the Transaction Consideration. Accordingly, at the Effective Time, MuleSoft’s stockholders immediately before the Effective Time ceased to have any rights in MuleSoft as stockholders, other than their right to receive the Transaction Consideration. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01	Change in Control of Registrant.

At the Effective Time, the Purchaser merged with and into MuleSoft, with MuleSoft continuing as the surviving corporation and a wholly owned subsidiary of Salesforce. As a result, a change of control of MuleSoft occurred. The information contained in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the Merger and as contemplated by the Merger Agreement, upon the consummation of the Merger, the directors of the Purchaser, Sarah Dods, Darryl Yee, Joachim Wettermark and Jose Luis Moura Neto, became the only directors of MuleSoft. In connection therewith, each of Greg Schott, Ann Winblad, Gary Little, Michael Capellas, Marcus Ryu, Ravi Mhatre, Yvonne Wassenaar, Mark Burton, and Steven Collins tendered their respective resignations as directors from the board of directors of MuleSoft and from all committees of the board of directors of MuleSoft on which such directors served, effective as of the Effective Time. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Effective Time, in connection with the consummation of the Merger, the certificate of incorporation and by-laws attached as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K became the certificate of incorporation and bylaws of MuleSoft. The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 20, 2018, by and among salesforce.com, inc., MuleSoft, Inc. and Malbec Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by MuleSoft, Inc. with the Securities and Exchange Commission on March 21, 2018)

3.1	Amended and Restated Certificate of Incorporation of MuleSoft, Inc., dated as of May 2, 2018

3.2	Amended and Restated By-laws of MuleSoft, Inc., dated as of May 2, 2018

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of March 20, 2018, by and among salesforce.com, inc., MuleSoft, Inc. and Malbec Acquisition Corp. (incorporated by reference to Exhibit 2.1 to Form 8-K filed by MuleSoft, Inc. with the Securities and Exchange Commission on March 21, 2018)

3.1	Amended and Restated Certificate of Incorporation of MuleSoft, Inc., dated as of May 2, 2018

3.2	Amended and Restated By-laws of MuleSoft, Inc., dated as of May 2, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MULESOFT, INC.

By:	/s/ Matt Langdon
Matt Langdon
Chief Financial Officer

Date: May 2, 2018